UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

FLEXSHOPPER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Yamato Road, Suite 260 Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FPAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

FlexShopper, Inc. (the “Company”)

August 6, 2025

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, the Board of Directors of the Company terminated the employment of H. Russell Heiser Jr., the Corporation’s Chief Executive Officer and Chief Financial Officer, effective immediately.

As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2025, John Davis, the Company’s President and Chief Operating Officer, has assumed the duties of the Company’s principal executive officer.

Item 8.01. Other Events.

On August 11, 2025, the Company entered into an engagement letter with North Country Capital LLC, pursuant to which it has been engaged to provide to the Company interim management and restructuring advisory services, including a chief restructuring officer. Matthew A. Doheny, President of North Country Capital, will serve as Chief Restructuring Officer of the Company. Mr. Doheny has nearly three decades of financial and restructuring expertise, as well as experience leading numerous financial and operational restructurings.

Mr. Doheny has served as the President of North Country Capital since 2011. North Country Capital is focused on advisory assignments and investing private capital targeted at special situation opportunities. Mr. Doheny has also served as the Chief Restructuring Officer of Yellow Corporation, one of the largest logistics and less-than-truckload networks in North America, since 2021.

Mr. Doheny previously served as the Chief Restructuring Officer of MatlinPatterson Global Partners, a global private equity fund. He has served on numerous boards of directors for various portfolio companies, overseeing value preservation and creation. Mr. Doheny started his career in finance at Deutsche Bank Securities Inc., where he was a Managing Director and headed a proprietary group investing in special situation opportunities. He then became a Portfolio Manager at hedge fund Fintech Advisory Ltd., as well as a Managing Director at HSBC Securities Inc. on teams investing in global special situation opportunities. Mr. Doheny holds a B.A. degree in Political Science from Allegheny College and a J.D. from Cornell University Law School.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: August 12, 2025	By:	/s/ John Davis
		Name:	John Davis
		Title:	President and Chief Operating Officer

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